                                                                    EXHIBIT 99.1
                                                               EXECUTION VERSION



                             AMENDMENT NO. 1 TO THE
                      AMENDED AND RESTATED CREDIT AGREEMENT


                                              Dated as of July 29, 2002

                  AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") among Home Interiors & Gifts, Inc., a Texas corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Amended and Restated Credit Agreement referred to therein (each a "Lender" and, collectively, the "Lenders") and Bank of America, N.A., as administrative agent (the "Administrative Agent") for the Lenders.

                  PRELIMINARY STATEMENTS:

                  (1) The Borrower, the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement dated as of June 30, 2001 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                  (2) The Borrower has requested that the Lenders agree to refinance the debt under the Credit Agreement and amend the Credit Agreement as hereinafter set forth.

                  (3) The Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower and the Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

                  SECTION 1. Amendments to the Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

                  (a) Amendment to Section 1.1 - Defined Terms. Section 1.1 of the Credit Agreement is amended by adding the following defined terms in the appropriate alphabetical position:

                           (i) "'Amendment No. 1' means Amendment No. 1 to this
                  Agreement dated as of July 29, 2002."

                           (ii) "'Amendment No. 1 Effective Date' means the date
                  on which Amendment No. 1 becomes effective in accordance with its terms."


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

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                                       2


                                    (iii) "'Applicable Base Rate Margin for
                           Consenting Lenders' means the margin of interest over the Prime Rate that is applicable when any interest rate is determined for Consenting Lenders under this Agreement based upon the Prime Rate. The Applicable Base Rate Margin for Consenting Lenders is subject to adjustments (upwards or downwards, as appropriate) based upon the Leverage Ratio. Effective as of the Adjustment Date, the Applicable Base Rate Margin for Consenting Lenders shall be adjusted to reflect the Applicable Base Rate Margin for Consenting Lenders prescribed below for the Leverage Ratio as demonstrated by the Compliance Certificate delivered for that fiscal quarter:

                                                   Revolving Loans and Facility A Term
                 Leverage Ratio                               Loan Advances                  Facility B Term Loan Advances
                 --------------                    -----------------------------------       -----------------------------
Greater than or equal to 4.00 to 1.00                             3.00%                                  3.50%
Less than 4.00 to 1.00, but equal to or greater
than 3.50 to 1.00                                                 2.75%                                  3.50%
Less than 3.50 to 1.00, but equal to or greater
than 3.00 to 1.00                                                 2.50%                                  3.50%
Less than 3.00 to 1.00, but equal to or greater
than 2.50 to 1.00                                                 2.25%                                  3.25%
Less than 2.50 to 1.00                                            2.00%                                  3.00%

                           If the financial statements required pursuant to
                           Section 6.1 or 6.2 hereof, as applicable, and the related Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable Base Rate Margin for Consenting Lenders shall be determined as if the Leverage Ratio is greater than or equal to 4.00 to 1.00 until such time as such financial statements and Compliance Certificate are received. Notwithstanding the foregoing, the Applicable Base Rate Margin for Consenting Lenders from and after the Amendment No. 1 Effective Date until and including the Adjustment Date determined following the date of receipt of the unaudited financial statements for the fiscal quarter ending September 30, 2002, and the related Compliance Certificate shall be determined as if the Leverage Ratio is greater than or equal to 3.50 to 1.00 but


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

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                                       3


                           less than 4.00 to 1.00 (unless the Leverage Ratio as of the end of the fiscal quarter ending June 30, 2002 is greater than 4.00 to 1.00 then any additional interest Obligation that arises from any such increase to the Leverage Ratio shall be due and payable in arrears on August 30, 2002)."

                                    (iv) "'Applicable LIBOR Rate Margin for
                           Consenting Lenders' means the margin of interest over Adjusted LIBOR Rate that is applicable when any interest rate is determined for Consenting Lenders under this Agreement based upon the Adjusted LIBOR Rate. The Applicable LIBOR Rate Margin for Consenting Lenders is subject to adjustments (upwards or downwards, as appropriate) based upon the Leverage Ratio. Effective as of the Adjustment Date, the Applicable LIBOR Rate Margin for Consenting Lenders shall be adjusted to reflect the Applicable LIBOR Rate Margin for Consenting Lenders prescribed below for the Leverage Ratio as demonstrated by the Compliance Certificate delivered for that fiscal quarter:

                                                        Revolving Loans and Facility A Term
                   Leverage Ratio                                  Loan Advances                  Facility B Term Loan Advances
                   --------------                       -----------------------------------       -----------------------------
Greater than or equal to 4.00 to 1.00                                  4.00%                                  4.50%
Less than 4.00 to 1.00, but equal to or greater than
3.50 to 1.00                                                           3.75%                                  4.50%
Less than 3.50 to 1.00, but equal to or greater than
3.00 to 1.00                                                           3.50%                                  4.50%
Less than 3.00 to 1.00, but equal to or greater than
2.50 to 1.00                                                           3.25%                                  4.25%
Less than 2.50 to 1.00                                                 3.00%                                  4.00%

                           If the financial statements required pursuant to
                           Section 6.1 or 6.2 hereof, as applicable, and the related Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable LIBOR Rate Margin for Consenting Lenders shall be determined as if the Leverage Ratio is greater than 4.00 to 1.00 until such time as such financial statements and Compliance Certificate are received. Notwithstanding the foregoing the Applicable


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                           LIBOR Rate Margin for Consenting Lenders from and after the Amendment No. 1 Effective Date until and including the Adjustment Date determined following the date of receipt of the unaudited financial statements for the fiscal quarter ending September 30, 2002, and the related Compliance Certificate shall be determined as if the Leverage Ratio is greater than or equal to 3.50 to 1.00 but less than
                           4.00 to 1.00 (unless the Leverage Ratio as of the end of the fiscal quarter ending June 30, 2002 is greater than 4.00 to 1.00 then any additional interest Obligation that arises from any such increase to the Leverage Ratio shall be due and payable in arrears on the last day of the applicable Interest Period ending on or after August 30, 2002)."

                                    (v) "'Consenting Lenders' means those
                           Lenders that have executed Amendment No. 1 to this Agreement.

                                    (vi) "'Working Capital' means, at any date
                           of determination, any amount equal to Current Assets at such date minus Current Liabilities at such date."

                  (b) Amendments to Section 1.1 - Defined Terms. The following definitions in Section 1.1 of the Credit Agreement are amended as follows:

                                    (i) The definition of "Adjustment Date" is
                           amended by adding, after the words "Applicable LIBOR Rate Margin" and prior to the words "the Commitment Fee", the following:

                                    "the Applicable Base Rate Margin for
                           Consenting Lenders, the Applicable LIBOR Rate Margin for Consenting Lenders,"

                                    (ii) The definition of "Applicable Base Rate
                           Margin" is amended by adding, at the end of the first sentence the following:

                                    ", for Lenders other than Consenting
                           Lenders."

                                    (iii) The definition of "Applicable LIBOR
                           Rate Margin" is amended by adding, at the end of the first sentence the following:

                                    ", for Lenders other than Consenting
                           Lenders."


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                                    (iv) the definition of "Base Rate Basis" is
                           amended, by amending and restating the first sentence of the definition, in its entirety as follow:

                                    "'Base Rate Basis' means, for any day, a per
                           annum interest rate equal to the higher of (a) the sum of (i) 0.50% plus (ii) the Federal Funds Rate on such day plus (iii) either of (A) the Applicable Base Rate Margin or (B) the Applicable Base Rate Margin for Consenting Lenders, as applicable, or (b) the sum of (i) the Prime Rate on such day plus (ii) either of
                           (A) the Applicable Base Rate Margin or (B) the Applicable Base Rate Margin for Consenting Lenders, as applicable."

                                    (v) The definition of "EBITDA" is amended by
                           adding, after the parenthetical that concludes the first sentence, the following:

                                    "plus (h) all costs and expenses associated
                           with the execution of Amendment No. 1."

                                    (vi) The definition of "Excess Cash Flow" is
                           amended by amending and restating subsection (d) in its entirety as follows:

                                    "(d) (i) the actual Capital Expenditures
                           made during such period (excluding, however, the portion of such Capital Expenditures, if any, financed by purchase money debt (other than the Advances) or Capitalized Leased Obligations) and which are permitted under the terms hereof and (ii) any net increase (or, plus any net decrease) in Working Capital during such period,"

                                    (vii) The definition of "Facility B Term
                           Loan Commitment" is amended and restated in its entirety to read as follows:

                                    "'Facility B Term Loan Commitment' means the
                           commitments of the Lenders, subject to the terms and conditions hereof, to make Facility B Term Loan Advances (i) on the Agreement Date up to an aggregate principal amount of $107,359,113.34, and (ii) on the Amendment No. 1 Effective Date up to an additional aggregate principal amount of $35,000,000, as such commitments may be terminated pursuant to Section 2.1(c) hereof."


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                                    (viii) the definition of "Fixed Charge
                           Coverage Ratio" is amended by adding, immediately before the period in the first sentence thereof, the following:

                           "; provided, any amounts which are attributable to a Person which is not wholly-owned by the Borrower and/or its Subsidiaries (the "Fixed Charge Attributable Amount") shall only be included in the calculation of clause (b) hereof in an amount equal to the product of (i) the percentage of the Capital Stock of such Person owned by the Borrower or its Subsidiaries and (ii) the Fixed Charge Attributable Amount of such Person."

                                    (ix) the definition of "LIBOR Basis" is
                           amended and restated in its entirety as follows:

                                    "'LIBOR Basis' means with respect to any
                           LIBOR Advance, a per annum interest rate equal to the lesser of (a) the Highest Lawful Rate, or (b) the sum of the Adjusted LIBOR Rate plus, either of (i) the Applicable LIBOR Rate Margin, or (ii) the Applicable LIBOR Rate Margin for Consenting Lenders, as applicable."

                                    (x) the definition of "Pretax Net Income" is
                           amended by adding, after the acronym "GAAP", the following:

                           "; provided, that any net profit (or loss) of any Subsidiary which is not wholly-owned by the Borrower or its Subsidiaries may only be included in the calculation of Pretax Net Income in an amount equal to the product of (i) the percentage of Capital Stock of such Subsidiary owned by the Borrower or its Subsidiaries and (ii) the net profit (or loss) before taxes of such Subsidiary, determined in accordance with GAAP; provided further, that any net profit (or loss) of any Person other than a Subsidiary may only be included in the calculation of Pretax Net Income in an amount equal to the cash dividends received by the Borrower or a wholly-owned Subsidiary, determined in accordance to GAAP."

                                    (xi) The definition of "Special Counsel" is
                           amended by deleting the words "Winstead Sechrest & Minick P.C." and substituting therefore the words "Shearman & Sterling".


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                                    (xii) The definition of "Total Debt" is
                           amended and by adding the following proviso before the period in such definition:

                           "; provided, that the amount of any of the items described in clauses (a) through (e) above which are attributable to any Person which is not wholly-owned by the Borrower and/or its Subsidiaries (the "Total Debt Attributable Amount") shall only be included in the calculation of Total Debt in an amount equal to the product of (i) the percentage of the Capital Stock of such Person owned by the Borrower or its Subsidiaries and (ii) the Total Debt Attributable Amount of such Person."

                  (c) Amendment to Section 2.1(b) - Facility A Term Loan Advances. Section 2.1(b) of the Credit Agreement is amended by adding the following sentence at the end of the Section:

                           "As of the Amendment No. 1 Effective Date, the parties hereto hereby further acknowledge and agree that $30,956,230.85 of the Facility A Term Loan Advances hereunder shall be deemed converted to Facility B Term Loan Advances under this Agreement."

                  (d) Amendment to Section 2.1(c) - Facility B Term Loan Advances. Section 2.1(c) of the Credit Agreement is amended and restated in its entirety as follows:

                           "Each Lender severally agrees, upon the terms and subject to the conditions of this Agreement, to make Facility B Term Loan Advances to the Borrower, for the purposes set forth in Section 5.8 hereof, as follows: (i) on the Agreement Date in an aggregate amount not to exceed its Facility B Term Loan Specified Percentage (as of the Agreement Date) of the Facility B Term Loan Commitment (as of the Agreement Date) and (ii) on the Amendment No. 1 Effective Date in an aggregate amount not to exceed its Facility B Term Loan Specified Percentage (as of the Amendment No. 1 Effective Date) of the Facility B Term Loan Commitment (as of the Amendment No. 1 Effective Date). Immediately upon the making of each Facility B Term Loan Advance, the corresponding portion of the Facility B Term Loan Commitment shall be automatically terminated. Facility B Term Loan Advances may not be repaid and then reborrowed. Notwithstanding anything in this Agreement to the contrary, including, without limitation, any conversions of Facility A Term Loan Advances to Facility B Term Loan Advances, the


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement
                           outstanding aggregate principal amount of Facility B Term Loan Advances shall not exceed $191,400,000."

                  (e) Amendments to Section 2.8 - Payment of Principal Advances. (i) Section 2.8(b) of the Credit Agreement is amended and restated in its entirety as follows:

                           "Facility A Term Loan Advances. To the extent not otherwise required to be paid earlier as provided herein, the principal amount of the Facility A Term Loan Advances shall be repaid on each Quarterly Date (except as provided in the last sentence of Section 2.5(g) hereof) and on the Facility A Term Loan Maturity Date in such amounts as set forth next to each such date below:

                                                                  Amount of Reduction of Facility A
                     Quarterly Date                              Term Loan Advances as of each Date
                     --------------                              ----------------------------------
                   September 30, 2002                                       $1,430,000.00
                    December 31, 2002                                       $1,430,000.00
                     March 31, 2003                                         $1,430,000.00
                      June 30, 2003                                         $1,430,000.00
                   September 30, 2003                                       $1,905,000.00
                    December 31, 2003                                       $1,905,000.00
                     March 31, 2004                                         $1,905,000.00
                      June 30, 2004                                         $1,905,000.00
                   September 30, 2004                                       $2,852,000.00
                    December 31, 2004                                       $2,851,769.15
                                                                 or such other amount of Facility A
                                                                Term Loan Advances then outstanding"

                           and (ii) Section 2.8(c) of the Credit Agreement is amended and restated in its entirety as follows:

                                    "Facility B Term Loan Advances. To the
                           extent not otherwise required to be paid earlier as provided herein, the principal amount of the Facility B Term Loan Advances shall be repaid on each Quarterly Date (except as provided in the last sentence of Section 2.5(g) hereof) and on the Facility B Term Loan Maturity Date in such amounts as set forth next to each such date below:


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                                                                 Amount of Reduction of Facility B
                     Quarterly Date                              Term Loan Advances as of each Date
                     --------------                              ----------------------------------
                   September 30, 2002                                        $405,100.00
                   December 31, 2002                                         $405,100.00
                     March 31, 2003                                          $405,100.00
                     June 30, 2003                                           $405,100.00
                   September 30, 2003                                        $405,100.00
                   December 31, 2003                                         $405,100.00
                     March 31, 2004                                          $405,100.00
                     June 30, 2004                                           $405,100.00
                   September 30, 2004                                        $405,100.00
                   December 31, 2004                                         $405,100.00
                     March 31, 2005                                        $19,036,500.00
                      June 30, 2005                                        $19,036,500.00
                   September 30, 2005                                      $19,036,500.00
                   December 31, 2005                                       $19,036,500.00
                     March 31, 2006                                        $23,030,000.00
                     June 30, 2006                                         $23,030,000.00
                   September 30, 2006                                      $23,030,000.00
                   December 31, 2006                                       $23,028.344.20
                                                                  or such other amount of Facility B
                                                                  Term Loan Advances then outstanding

                  (f)      Amendment to Section 2.10 - Manner of Payment. (i)
                           Section 2.10(d)(i)(4) of the Credit Agreement is amended and restated in its entirety as follows:

                           "(4) fourth, to pay interest on the Advances and the Reimbursement Obligations, to be applied pro rata among all Lenders based upon the amount of total interest then due and payable to each such Lender (except that (a) prior to the Lenders making a Revolving Credit Advance pursuant to Section 2.2(g) hereof, all interest due and payable on the Swing Line Advances shall be payable to the Swing Line Bank and (b) at such time, if any, that the Lenders make a Revolving Credit Advance pursuant to Section 2.2(g) hereof, the Administrative Agent shall distribute all interest payments in respect of Swing Line Advances to the Lenders in accordance with their respective Revolving Credit Specified Percentages)."

                           (ii) Section 2.10(d)(ii)(4) of the Credit Agreement is amended and restated in its entirety as follows:


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                           "(4) fourth, to pay interest on the Advances and the Reimbursement Obligations, to be applied pro rata among all Lenders based upon the amount of total interest then due and payable to each such Lender; and"

                  (g) Amendment to Section 2.16 - Letter of Credit. Section 2.16(f)(i) is amended by adding, after the words "Applicable LIBOR Rate Margin", the following language:

                           "or Applicable LIBOR Rate Margin for Consenting Lenders, as applicable,"

                  (h)      Amendment to Section 5.12 - Subsidiaries. Section
                           5.12 of the Credit Agreement is amended by adding the following language immediately prior to clause (a) thereof:

                           "other than a Subsidiary acquired pursuant to Section 7.3(k) if such Subsidiary is not wholly-owned by the Borrower and/or its Subsidiaries (in which case the Borrower shall comply with the requirements of
                           Section 7.3(k)(vi) applicable to such Subsidiary)"

                  (i) Amendments to Section 6.1 - Quarterly Financial Statement and Information. Section 6.1 of the Credit Agreement is amended (i) by adding "(a)" prior to the first sentence of this Section and (ii) by adding the following, at the end of the Section and prior to the period:

                           "; and (b) a flash report including the number of orders shipped, the fulfillment rate, the number of active displayers, the average order size, and the number of orders per displayer for such fiscal quarter, all in form and substance reasonably satisfactory to the Administrative Agent."

                  (j) Amendment to Section 6.7 - Monthly Financial Statements and Other Reports. Section 6.7 of the Credit Agreement is deleted in its entirety.

                  (k) Amendment to Section 7.1 - Indebtedness. Section 7.1(c) of the Credit Agreement is amended by deleting the figure "$15,000,000" and substituting the figure "$20,000,000".

                  (l) Amendment to Section 7.3 - Investments. (i) Section 7.3(d) of the Credit Agreement is amended by adding, after the first time that the word "Investments" is used, the following parenthetical:

                           "(other than Acquisitions)"; and


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                           (ii) Sections 7.3(k)(vi), (vii) and (viii) of the Credit Agreement are amended and restated in their entirety as follows:

                           "(vi) if such Acquisition results in a Domestic Subsidiary, (A) such Subsidiary (other than a Subsidiary that is not wholly-owned, directly or indirectly, by the Borrower) shall execute a Subsidiary Guaranty of the Obligations and Collateral Documents granting a first priority Lien in substantially all of such assets (or, if less than substantially all of such assets, all assets required by the Determining Lenders to be pledged), except for Permitted Liens to secure the Obligations, (B) 100% of such Subsidiary's Capital Stock that is owned by the Borrower or one of its Subsidiaries shall be pledged to secure the Obligations and (C) the Administrative Agent on behalf of the Lenders shall have received such board resolutions, officer's certificates and opinions of counsel as the Administrative Agent shall reasonably request in connection with the actions described in clauses (A) and (B) above, (vii) if such Acquisition results in a Foreign Subsidiary, (x) such portion of such Subsidiary's Capital Stock owned by the Borrower or one of its Subsidiaries as shall not exceed 65% of the total Capital Stock of such Subsidiary (when aggregated with any other pledge of Capital Stock which is pledged to the Administrative Agent for obligations other than those contemplated by the Loan Documents) and (y) the Administrative Agent on behalf of the Lenders shall have received such board resolutions, officer's certificate and opinions of counsel as the Administrative Agent shall reasonably request in connection with clause (x) immediately preceding and (viii) the aggregate Acquisition Consideration expended shall not exceed $35,000,000 during the period from and after the Amendment No. 1 Effective Date."

                  (m)      Amendment to Section 7.8 - Leverage Ratio. Section
                           7.8 of the Credit Agreement is amended by deleting subsection (d) and amending and restating subsections
                           (a), (b) and (c) in their entirety as follows:

                           "(a) 4.10 to 1.00 at the end of any fiscal quarter occurring during the period from and including December 31, 2001 through September 30, 2003, (b)
                           4.00 to 1.00 at the end of any fiscal quarter occurring during the period from December 31, 2003 through September 30, 2004, and (c) 3.50 to 1.00 thereafter."


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                  (n)      Amendment to Section 7.9 - Senior Leverage Ratio.
                           Section 7.9 of the Credit Agreement is amended and restated in its entirety as follows:

                           "Senior Leverage Ratio. The Borrower will not permit the Senior Leverage Ratio (tested at the end of each fiscal quarter) to be greater than (a) 2.25 to 1.00 at the end of any fiscal quarter occurring during the period from and including December 31, 2001 through September 30, 2003, (b) 2.20 to 1.00 at the end of any fiscal quarter occurring during the period from and including December 31, 2003 through September 30, 2004, (c) 1.90 to 1.00 at the end of any fiscal quarter occurring during the period from and including December 31, 2004 through September 30, 2005 and (d) 1.50 to 1.00 thereafter."

                  (o)      Amendment to Section 7.11 - Capital Expenditures.
                           Section 7.11 of the Credit Agreement is amended and restated in its entirety as follows:

                           "Capital Expenditures. The Borrower shall not permit the Capital Expenditures to be paid by it and its Subsidiaries to exceed at any time in the aggregate
                           (a) $15,500,000 during the fiscal year ending December 31, 2001, (b) $20,000,000 during the fiscal year ending December 31, 2002, (c) $20,000,000 during the fiscal year ending December 31, 2003, (d) $12,000,000 during the fiscal year ending December 31, 2004 and (e) $12,000,000 during the fiscal year ending December 31, 2005. Beginning December 31, 2002, any amount not used under this Section 7.11 for the prior fiscal year may be carried forward into the next succeeding fiscal year only."

                  (p) Amendment to Section 7.14 - EBITDA. Section 7.14 of the Credit Agreement is amended and restated in its entirety as follows:

                           "EBITDA. The Borrower shall maintain an EBITDA (tested at the end of each fiscal quarter), calculated for each of the then most recent ended four fiscal quarters, of not less than (a) $65,000,000 at the end of the fiscal quarter ending December 31, 2001, (b) $85,000,000 at the end of any fiscal quarter occurring during the period from and including March 31, 2002 through September 30, 2003,
                           (c) $88,000,000 at the end of any fiscal quarter occurring during the period from and including December 31, 2003 through September 30, 2004 and (d) $90,000,000 for the periods beginning December 31, 2004 and thereafter."


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                  (q) Amendment to Section 7.15 - Fixed Charge Coverage Ratio. Section 7.15 of the Credit Agreement is amended and restated in its entirety as follows:

                           "Fixed Charge Coverage Ratio. The Borrower shall maintain a Fixed Charge Coverage Ratio (tested at the end of each fiscal quarter for the four fiscal quarters then ended) of not less than: (i) 1.10 to
                           1.00 beginning with the fiscal quarter ending September 30, 2001 through the fiscal quarter ending on March 31, 2005 and (ii) 0.75 to 1.00 for each fiscal quarter beginning with the fiscal quarter ending June 30, 2005 and thereafter."

                  (r) Amendment to Section 11.6 - Assignments. Section 11.6(d)(iv) of the Credit Agreement is amended by deleting each reference to the figure "$5,000,000" and substituting, in each instance, the figure "$1,000,000".

                  (s)      Amendment to Schedule I to the Credit Agreement.
                           Schedule I to the Credit Agreement is amended and restated in its entirety by the new Schedule I attached hereto.

                  SECTION 2. Conditions of Effectiveness. This Amendment shall be effective on the date on which all of the following conditions precedent have been satisfied or waived:

                  (a) The Administrative Agent shall have received (i) counterparts of this Amendment, executed and delivered by a duly authorized officer of the Borrower and each of the Determining Lenders and (ii) counterparts of the Consent attached hereto as Exhibit A, executed and delivered by a duly authorized officer of each applicable Obligor.

                  (b) The Administrative Agent and the Borrower shall have received satisfactory written evidence confirming that Lenders holding at least 30% of the Facility A Term Loan Advances have agreed, subject only to the effectiveness of the Amendment, to convert such Facility A Term Loan Advances to Facility B Term Loan Advances.

                  (c) The Administrative Agent shall have received a certificate of a duly authorized officer of the Borrower, dated as of the Amendment No. 1 Effective Date, certifying that (i) all of the representations and warranties of the Obligors set forth in each of the Loan Documents shall be true and correct in all material respects on and as of the Amendment No. 1 Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment No. 1 Effective Date, in which case as of such specific date), (ii) no Default has occurred and is continuing and (iii) no order, judgment, injunction or decree of any Tribunal that purports to enjoin or restrain any Lender from making Advances exists.

                  (d) The Administrative Agent shall have received a certificate of each Obligor, dated as of the Amendment No. 1 Effective Date, executed by the Secretary or Assistant Secretary of such Obligor, certifying, among other things, (i) a copy of the articles or certificate of incorporation (or other similar organizational documents) of such Obligor certified to be true, complete and correct by the secretary of state of its state of incorporation or organization, (ii) a true and correct copy of the by-laws, partnership agreement or other similar governance document of such Obligor, as in effect on the Amendment No. 1 Effective Date, (iii) a


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement
true and correct copy of the resolutions adopted by the Board of Directors (or other similar organizational body) of such Obligor authorizing it to execute, deliver and perform the Obligations contemplated by this Amendment, (iv) an original copy of a certificate of good standing and a certificate of existence for its state of incorporation or organization and each state in which it is qualified to do business, and (v) a certificate of incumbency with respect to each officer executing this Amendment or the Consent hereto.

                  (e) A favorable opinion of Weil Gotshal & Manges LLP, counsel for the Borrower, in the form attached hereto as Exhibit B.

                  (f) The Administrative Agent shall have received the duly executed Amendment Fee Letter and the Borrower shall pay in full all of the accrued fees then due and, to the extent invoiced, accrued or out of pocket expenses of the Administrative Agent whether contained in the Amendment Fee Letter or any other Loan Document, including, without limitation, all the fees and expenses of Shearman & Sterling and Winstead, Sechrest & Minick P.C., counsel for the Administrative Agent.

                  (g) The Administrative Agent shall have received an amendment fee payable to the Administrative Agent for the ratable account of each Lender executing this Amendment on or prior to 5:00 p.m. New York City Time on July 24, 2002, in an amount equal to 0.25% of the sum of such Lender's (i) Facility A Term Loan Advances and Facility B Term Loan Advances, in each case, prior to giving effect to any conversion contemplated in this Amendment and (ii) Revolving Credit Commitment.

                  (h) The Administrative Agent shall have received a conversion fee payable to the Administrative Agent for the ratable account of each Lender converting a portion of its respective Facility A Term Loan Advances ("Converted Amount") to Facility B Term Loan Advances in an amount of 0.50% of such Lender's Converted Amount.

                  (i) The Administrative Agent shall have received UCC search results from all appropriate jurisdiction where Collateral is located.

                  SECTION 3. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                  (b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement
continue to secure the payment of all Obligations of the Obligors under the Loan Documents, in each case as amended by this Amendment.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

                  SECTION 4. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

               [Remainder of this page intentionally left blank.]


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              HOME INTERIORS & GIFTS, INC.

                              By /s/ MICHAEL D. LOHNER
                                 --------------------------------------------
                                 Name: Michael D. Lohner
                                 Title: President and Chief Operating Officer




               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                                          BANK OF AMERICA, N.A.,
                                          as Administrative Agent, Issuing Bank,
                                          SwingLine Bank, and as a Lender

                                          By /s/ W. THOMAS BARNETT
                                             -----------------------------------
                                             Name:   W. Thomas Barnett
                                             Title:  Managing Director





               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                                          BANC OF AMERICA SECURITIES LLC

                                          By: /s/ PETER SANTRY
                                             -----------------------------------
                                          Name:   Peter Santry
                                          Title:  Managing Director


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                                          ARCHIMEDES FUNDING II LTD.
                                          By:  ING Capital Advisors LLC
                                                   as Collateral Manager

                                          By  /s/ HELEN RHEE
                                             -----------------------------------
                                             Name:   Helen Rhee
                                             Title:  Senior Vice President


                                          NEMEAN CLO, LTD.
                                          By:  ING Capital Advisors LLC
                                                   as Collateral Manager

                                          By  /s/ HELEN RHEE
                                             -----------------------------------
                                             Name:   Helen Rhee
                                             Title:  Senior Vice President


                                          ARCHIMEDES FUNDING III LTD.
                                          By:  ING Capital Advisors LLC
                                                   as Collateral Manager

                                          By  /s/ HELEN RHEE
                                             -----------------------------------
                                             Name:   Helen Rhee
                                             Title:  Senior Vice President


                                          SEQUILS-ING I (HBDGM), LTD.
                                          By:  ING Capital Advisors LLC
                                                   as Collateral Manager

                                          By  /s/ HELEN RHEE
                                             -----------------------------------
                                             Name:   Helen Rhee
                                             Title:  Senior Vice President


                                          ARCHIMEDES FUNDING II LLC
                                          By:  ING Capital Advisors LLC
                                                   as Collateral Manager

                                          By  /s/ HELEN RHEE
                                             -----------------------------------
                                             Name:   Helen Rhee
                                             Title:  Senior Vice President




                                          BALANCE HIGH-YIELD FUND I LTD.
                                          By:  ING Capital Advisors LLC, as
                                                   Asset Manager

                                          By  /s/ HELEN RHEE
                                             -----------------------------------
                                             Name:   Helen Rhee
                                             Title:  Senior Vice President


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                                          AETNA CDO LIMITED (Acct 1277)
                                          by Pacific Investment
                                          Management Company LLC
                                          as its Investment Advisor

                                          By: /s/ MOHAN V. PHANSALKAR
                                             -----------------------------------
                                          Name:   Mohan V. Phansalkar
                                          Title:  Executive Vice President


                                          CAPTIVA III FINANCE LTD. (Acct 275)
                                          as advised by Pacific Investment
                                          Management Company LLC

                                          By: /s/ DAVID DYER
                                             -----------------------------------
                                          Name:   David Dyer
                                          Title:  Director


                                          DELANO COMPANY (Acct 274)
                                          by Pacific Investment
                                          Management Company LLC
                                          as its Investment Advisor

                                          By: /s/ MOHAN V. PHANSALKAR
                                             -----------------------------------
                                          Name:   Mohan V. Phansalkar
                                          Title:  Executive Vice President


                                          ROYALTON COMPANY INC.
                                          as advised by Pacific Investment
                                          Management Company LLC,

                                          By: /s/ MOHAN V. PHANSALKAR
                                             -----------------------------------
                                          Name:   Mohan V. Phansalkar
                                          Title:  Executive Vice President


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                                          BANK ONE, N.A.

                                          By: /s/ KELLY T. COTTON
                                             -----------------------------------
                                          Name: Kelly T. Cotton
                                          Title: Managing Director


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                                          DEUTSCHE BANK COMPANY
                                          AMERICAS (f/k/a BANKERS TRUST COMPANY)

                                          By: /s/ MARY KAY COYLE
                                             -----------------------------------
                                          Name: Mary Kay Coyle
                                          Title: Managing Director


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                                          COMPASS BANK

                                          By: /s/ MONICA M. ALEXANDER
                                             -----------------------------------
                                          Name: Monica M. Alexander
                                          Title: Vice President


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                                          GENERAL ELECTRIC CAPITAL CORPORATION

                                          By: /s/ KARL KIEFFER
                                             -----------------------------------
                                          Name: Karl Kieffer
                                          Title: Duly Authorized Signatory


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                                          HZ SPECIAL OPPORTUNITIES
                                          By:  Highbridge Capital Management LLC

                                          By:  /s/ DANIEL ZWIRN
                                             -----------------------------------
                                          Name:    Daniel Zwirn
                                          Title:   Portfolio Manager


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                                          JPMORGAN CHASE BANK

                                          By: /s/ WILLIAM J. CAGGIANO
                                             -----------------------------------
                                          Name: William J. Caggiano
                                          Title: Managing Director


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                                          KZH ING-2 LLC
                                          As Lender


                                          By: /s/ ROWENA SMITH
                                             -----------------------------------
                                          Name: Rowena Smith
                                          Title: Authorized Agent


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                                          KZH ING-3 LLC
                                          As Lender

                                          By: /s/ ROWENA SMITH
                                             -----------------------------------
                                          Name: Rowena Smith
                                          Title: Authorized Agent


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                                          NATIONAL CITY BANK

                                          By: /s/ STEPHEN BASSETT
                                             -----------------------------------
                                          Name: Stephen Bassett
                                          Title: AVP


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                                          PB CAPITAL CORPORATION

                                          By: /s/ LISA MONGOLIA
                                             -----------------------------------
                                          Name:   Lisa Mongolia
                                          Title:  Assistant Vice President

                                          By: /s/ CHRISTOPHER J. RUZZI
                                             -----------------------------------
                                          Name:   Christopher J. Ruzzi
                                          Title:  Vice President


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                                     PRESIDENT AND FELLOWS OF HARVARD COLLEGE
                                       (Ref. Harvard Special Situations Account)

                                     By:  Whippoorwill Associates, Inc.
                                             as Agent

                                     By: /s/ DAVID A. STRUMWASSER
                                        -------------------------------------
                                     Name:   David A. Strumwasser
                                     Title:  Managing Director


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                                          SHOP III

                                          TCW Shared Opportunity Fund III, L.P.
                                          By:  TCW Asset Management Company
                                                   its Investment Advisor

                                          By: /s/ MICHAEL K. PARKS
                                             -----------------------------------
                                          Name:   Michael K. Parks
                                          Title:  Managing Director

                                          By: /s/ NICHOLAS W. TELL, JR.
                                             -----------------------------------
                                          Name:   Nicholas W. Tell, Jr.
                                          Title:  Managing Director


                                          LINC I

                                          TCW Leveraged Income Trust, L.P.
                                          By:  TCW Advisers (Bermuda), Ltd.
                                                   as its General Partner

                                          By: /s/ MARK L. GOLD
                                             -----------------------------------
                                          Name:   Mark L. Gold
                                          Title:  Managing Director


                                          By:  TCW Investment Management Company
                                                   as Investment Adviser

                                          By: /s/ G. STEVEN KALIN
                                             -----------------------------------
                                          Name:   G. Steven Kalin
                                          Title:  Vice President


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                                          LINC II

                                          TCW Leveraged Income Trust II, L.P.
                                          By:  TCW (LINC II), L.P.
                                                   as its General Partner

                                          By:  TCW Advisers (Bermuda), Ltd.
                                                   its General Partner

                                          By: /s/ G. STEVEN KALIN
                                             -----------------------------------
                                          Name:   G. STEVEN KALIN
                                          Title:  Vice President


                                          By:  TCW Investment Management Company
                                                   as Investment Adviser

                                          By: /s/ MARK L. GOLD
                                             -----------------------------------
                                          Name:   Mark L. Gold
                                          Title:  Managing Director


                                          LINC IV

                                          TCW Leveraged Income Trust IV, L.P.
                                          By:  TCW Asset Management Company
                                                   as its Investment Advisor

                                          By: /s/ G. STEVEN KALIN
                                             -----------------------------------
                                          Name:   G. Steven Kalin
                                          Title:  Vice President


                                          By: TCW Asset Management Company
                                                   as its Managing Member of
                                                   TCW (LINC IV) L.L.C., the
                                                   General Partner

                                          By: /s/ JONATHAN R. INSULL
                                             -----------------------------------
                                          Name:   Jonathan R. Insull
                                          Title:  Managing Director


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                                          VAN KAMPEN CLO II LIMITED
                                          By:  Investment Advisory Corp
                                                   as Collateral Manager

                                          By: /s/ DARVIN D. PIERCE
                                             -----------------------------------
                                          Name:   Darvin D. Pierce
                                          Title:  Executive Director


                                          VAN KAMPEN PRIME RATE INCOME TRUST
                                          By:  Van Kampen Investment Advisory
                                                   Corp as Collateral Manager

                                          By: /s/ DARVIN D. PIERCE
                                             -----------------------------------
                                          Name:   Darvin D. Pierce
                                          Title:  Executive Director


                                          VAN KAMPEN SENIOR INCOME TRUST
                                          By:  Van Kampen Investment Advisory
                                                   Corp as Collateral Manager

                                          By: /s/ DARVIN D. PIERCE
                                             -----------------------------------
                                          Name:   Darvin D. Pierce
                                          Title:  Executive Director


               Home Interiors & Gifts, Inc. Amendment No. 1 to the
                      Amended and Restated Credit Agreement

                                                                       EXHIBIT A

                                     CONSENT

                                             Dated as of July 29, 2002


                  The undersigned, DWC GP, Inc., a Delaware corporation (f/k/a Dallas Woodcraft, Inc.), GIA, Inc., a Nebraska corporation, Homco, Inc., a Texas corporation, Homco Puerto Rico, Inc., a Delaware corporation, Spring Valley Scents, Inc., a Delaware corporation, Laredo Candle Company, L.P., a Texas limited partnership, HIG Investments, Inc., a Delaware corporation, and Dallas Woodcraft Company, LP, a Delaware limited partnership (each, individually, an "Obligor" and, collectively, the "Obligors"), each of the above a party under each of the (i) Subsidiary Guaranty, (ii) the Security Agreement and (iii) the Intellectual Property Security Agreement (as each such term is defined in the Credit Agreement referred to in the Amendment to which this Consent is attached and herein, the "Subsidiary Agreements") hereby consents to such Amendment and hereby confirms and agrees that after giving effect to the Amendment, each of the Subsidiary Agreements is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and that, on and after the effectiveness of such Amendment, each reference in each of the Subsidiary Agreements to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

               [Remainder of this page intentionally left blank.]



          Consent to Home Interiors and Gifts, Inc. Amendment No. 1 to the Amended and Restated Credit Agreement

                                   DWC GP, INC., a Delaware corporation
                                     (formerly Dallas Woodcraft, Inc.)


                                   By:      /s/ MICHAEL D. LOHNER
                                            ------------------------------------
                                            Name: Michael D. Lohner
                                                 -------------------------------
                                            Title: President
                                                  ------------------------------


                                   GIA INC., a Nebraska corporation


                                   By:      /s/ MICHAEL D. LOHNER
                                            ------------------------------------
                                            Name: Michael D. Lohner
                                                 -------------------------------
                                            Title: Senior Vice President
                                                  ------------------------------


                                   HOMCO, INC., a Texas corporation


                                   By:      /s/ MICHAEL D. LOHNER
                                            ------------------------------------
                                            Name: Michael D. Lohner
                                                 -------------------------------
                                            Title: Senior Vice President
                                                  ------------------------------


                                   HOMCO PUERTO RICO, INC., a Delaware
                                   corporation


                                   By:      /s/ MICHAEL D. LOHNER
                                            ------------------------------------
                                            Name: Michael D. Lohner
                                                 -------------------------------
                                            Title: Senior Vice President
                                                  ------------------------------


                                   SPRING VALLEY SCENTS, INC., a Delaware
                                   corporation

                                   By:      /s/ MICHAEL D. LOHNER
                                            ------------------------------------
                                            Name: Michael D. Lohner
                                                 -------------------------------
                                            Title: Executive Vice President
                                                  ------------------------------


                                   LAREDO CANDLE COMPANY, L.P., a Texas
                                   limited partnership

                                   By:      Spring Valley Scents, Inc., its
                                            general partner


                                            By:  /s/ MICHAEL D. LOHNER
                                                 -------------------------------
                                                 Name: Michael D. Lohner
                                                      --------------------------
                                                 Title: Executive Vice President
                                                       -------------------------

                                   HIG INVESTMENTS, INC.,
                                   a Delaware corporation


                                   By:      /s/ GORDON W. STEWART
                                            ------------------------------------
                                            Name: Gordon W. Stewart
                                                 -------------------------------
                                            Title: President
                                                  ------------------------------



          Consent to Home Interiors and Gifts, Inc. Amendment No. 1 to the Amended and Restated Credit Agreement

                                    DALLAS WOODCRAFT COMPANY, LP,
                                    a Delaware limited partnership

                                    By:      DWC GP Inc.,
                                             its general partner


                                             By:  /s/ MICHAEL D. LOHNER
                                                  ------------------------------
                                                  Name:   Michael D. Lohner
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------


          Consent to Home Interiors and Gifts, Inc. Amendment No. 1 to the Amended and Restated Credit Agreement

                                   SCHEDULE 1

                      COMMITMENTS AND SPECIFIED PERCENTAGES

BANK OF AMERICA, N.A.
Revolving Credit Specified Percentage                                                              28.333333333%
Facility A Term Loan Specified Percentage                                                                     0%
Facility B Term Loan Specified Percentage                                                           3.644471355%
Total Specified Percentage                                                                          6.676925624%


BANC OF AMERICA SECURITIES
Revolving Credit Specified Percentage                                                                         0%
Facility A Term Loan Specified Percentage                                                                     0%
Facility B Term Loan Specified Percentage                                                          20.311597996%
Total Specified Percentage                                                                         15.811411362%


HCM/Z SPECIAL OPPORTUNITIES LLC (HIGHBRIDGE)
Revolving Credit Specified Percentage                                                              14.935683533%
Facility A Term Loan Specified Percentage                                                          19.109689323%
Facility B Term Loan Specified Percentage                                                                     0%
Total Specified Percentage                                                                          3.668206859%


GE / HELLER FINANCIAL
Revolving Credit Specified Percentage                                                              12.500000000%
Facility A Term Loan Specified Percentage                                                                     0%
Facility B Term Loan Specified Percentage                                                          13.625292262%
Total Specified Percentage                                                                         12.300586521%


JPMORGAN CHASE BANK
Revolving Credit Specified Percentage                                                              10.000000000%
Facility A Term Loan Specified Percentage                                                                     0%
Facility B Term Loan Specified Percentage                                                           3.938016856%
Total Specified Percentage                                                                          4.420783564%


                         Home Interiors and Gifts, Inc.
                                   Schedule I

DEUTSCHE
Revolving Credit Specified Percentage                                                               6.250000000%
Facility A Term Loan Specified Percentage                                                                     0%
Facility B Term Loan Specified Percentage                                                           3.541246944%
Total Specified Percentage                                                                          3.603697060%


NATIONAL CITY BANK
Revolving Credit Specified Percentage                                                               6.250000000%
Facility A Term Loan Specified Percentage                                                          16.289379668%
Facility B Term Loan Specified Percentage                                                           1.740994114%
Total Specified Percentage                                                                          3.603697060%


BANK ONE TEXAS NA
Revolving Credit Specified Percentage                                                               6.250000000%
Facility A Term Loan Specified Percentage                                                                     0%
Facility B Term Loan Specified Percentage                                                           3.938016856%
Total Specified Percentage                                                                          3.912559627%


PB CAPITAL CORPORATION
Revolving Credit Specified Percentage                                                               6.250000000%
Facility A Term Loan Specified Percentage                                                          13.029333744%
Facility B Term Loan Specified Percentage                                                           2.498054413%
Total Specified Percentage                                                                          3.912559627%


PRESIDENT & FELLOWS OF HARVARD
Revolving Credit Specified Percentage                                                               3.397649800%
Facility A Term Loan Specified Percentage                                                                     0%
Facility B Term Loan Specified Percentage                                                           2.008806985%
Total Specified Percentage                                                                          2.024211943%


                         Home Interiors and Gifts, Inc.
                                   Schedule I

COMPASS BANK
Revolving Credit Specified Percentage                                                                         0%
Facility A Term Loan Specified Percentage                                                          16.839309933%
Facility B Term Loan Specified Percentage                                                                     0%
Total Specified Percentage                                                                          1.448704443%


KZH ING 2 (AMEX/JPM CHASE)
Revolving Credit Specified Percentage                                                               5.833333333%
Facility A Term Loan Specified Percentage                                                                     0%
Facility B Term Loan Specified Percentage                                                           1.888327633%
Total Specified Percentage                                                                          2.260525074%


KZH ING 3 (ING/JPM CHASE)
Revolving Credit Specified Percentage                                                                         0%
Facility A Term Loan Specified Percentage                                                          10.554740893%
Facility B Term Loan Specified Percentage                                                                     0%
Total Specified Percentage                                                                          0.908036023%


NEMEAN CLO LTD (ING)
Revolving Credit Specified Percentage                                                                         0%
Facility A Term Loan Specified Percentage                                                          13.698420935%
Facility B Term Loan Specified Percentage                                                                     0%
Total Specified Percentage                                                                          1.178490291%


ARCHIMEDES FUNDING LLC (ING)
Revolving Credit Specified Percentage                                                                         0%
Facility A Term Loan Specified Percentage                                                           5.912985245%
Facility B Term Loan Specified Percentage                                                           1.133669552%
Total Specified Percentage                                                                          1.391197229%


                         Home Interiors and Gifts, Inc.
                                   Schedule I

ARCHIMEDES FUNDING II LLC (ING)
Revolving Credit Specified Percentage                                                                       0%
Facility A Term Loan Specified Percentage                                                         4.566140259%
Facility B Term Loan Specified Percentage                                                                   0%
Total Specified Percentage                                                                        0.392830093%


ARCHIMEDES FUNDING III LLC (ING)
Revolving Credit Specified Percentage                                                                       0%
Facility A Term Loan Specified Percentage                                                                   0%
Facility B Term Loan Specified Percentage                                                         1.964804444%
Total Specified Percentage                                                                        1.529487306%


BALANCED HIGH-YIELD FUND I LTD (ING)
Revolving Credit Specified Percentage                                                                       0%
Facility A Term Loan Specified Percentage                                                                   0%
Facility B Term Loan Specified Percentage                                                         0.728887051%
Total Specified Percentage                                                                        0.567396666%


SEQUILS-ING I (HBDGM) LTD (ING)
Revolving Credit Specified Percentage                                                                       0%
Facility A Term Loan Specified Percentage                                                                   0%
Facility B Term Loan Specified Percentage                                                         0.728887045%
Total Specified Percentage                                                                        0.567396662%


VAN KAMPEN CLO II LTD
Revolving Credit Specified Percentage                                                                       0%
Facility A Term Loan Specified Percentage                                                                   0%
Facility B Term Loan Specified Percentage                                                         6.738066952%
Total Specified Percentage                                                                        5.245197762%


                         Home Interiors and Gifts, Inc.
                                   Schedule I

VAN KAMPEN PRIME RATE INCOME TRUST
Revolving Credit Specified Percentage                                                                       0%
Facility A Term Loan Specified Percentage                                                                   0%
Facility B Term Loan Specified Percentage                                                         3.776415896%
Total Specified Percentage                                                                        2.939722676%


VAN KAMPEN SENIOR INCOME TRUST
Revolving Credit Specified Percentage                                                                       0%
Facility A Term Loan Specified Percentage                                                                   0%
Facility B Term Loan Specified Percentage                                                         3.556684130%
Total Specified Percentage                                                                        2.768674127%


TCW LEVERAGED INCOME TRUST LP
Revolving Credit Specified Percentage                                                                       0%
Facility A Term Loan Specified Percentage                                                                   0%
Facility B Term Loan Specified Percentage                                                         4.107979880%
Total Specified Percentage                                                                        3.197826176%


TCW LEVERAGED INCOME TRUST II LP
Revolving Credit Specified Percentage                                                                       0%
Facility A Term Loan Specified Percentage                                                                   0%
Facility B Term Loan Specified Percentage                                                         1.920351444%
Total Specified Percentage                                                                        1.494883201%


TCW II LEVERAGED INCOME TRUST, L.P.
Revolving Credit Specified Percentage                                                                       0%
Facility A Term Loan Specified Percentage                                                                   0%
Facility B Term Loan Specified Percentage                                                         2.187628442%
Total Specified Percentage                                                                        1.702942979%


                         Home Interiors and Gifts, Inc.
                                   Schedule I

TCW LEVERAGED INCOME TRUST IV LP
Revolving Credit Specified Percentage                                                                       0%
Facility A Term Loan Specified Percentage                                                                   0%
Facility B Term Loan Specified Percentage                                                         1.909469621%
Total Specified Percentage                                                                        1.486412328%


TCW SHARED OPPORTUNITY FUND III LP
Revolving Credit Specified Percentage                                                                       0%
Facility A Term Loan Specified Percentage                                                                   0%
Facility B Term Loan Specified Percentage                                                         5.426257280%
Total Specified Percentage                                                                        4.224029347%


ATHENA CDO LIMITED (PIMCO)
Revolving Credit Specified Percentage                                                                       0%
Facility A Term Loan Specified Percentage                                                                   0%
Facility B Term Loan Specified Percentage                                                         0.972493273%
Total Specified Percentage                                                                        0.757030106%


CAPTIVA III FINANCE LTD (PIMCO)
Revolving Credit Specified Percentage                                                                       0%
Facility A Term Loan Specified Percentage                                                                   0%
Facility B Term Loan Specified Percentage                                                         2.734535547%
Total Specified Percentage                                                                        2.128678720%


DELANO COMPANY (PIMCO)
Revolving Credit Specified Percentage                                                                       0%
Facility A Term Loan Specified Percentage                                                                   0%
Facility B Term Loan Specified Percentage                                                         2.855856466%
Total Specified Percentage                                                                        2.223120081%


                         Home Interiors and Gifts, Inc.
                                   Schedule I

ROYALTON COMPANY (PIMCO)
Revolving Credit Specified Percentage                                                                       0%
Facility A Term Loan Specified Percentage                                                                   0%
Facility B Term Loan Specified Percentage                                                         2.123187565%
Total Specified Percentage                                                                        1.652779461%


                         Home Interiors and Gifts, Inc.
                                   Schedule I